UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

______________________

Churchill Capital Corp III

(Exact name of registrant as specified in its charter)

______________________

Delaware	001-39228	83-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	CCXX.U	New York Stock Exchange

Shares of Class A common Stock	CCXX	New York Stock Exchange

Warrants	CCXX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 12, 2020, Churchill Capital Corp III (“Churchill”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Churchill, Music Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of Churchill (“First Merger Sub”), Music Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Churchill (“Second Merger Sub”), Polaris Parent Corp., a Delaware corporation (“MultiPlan Parent”), and Polaris Investment Holdings, L.P., a Delaware limited partnership (“Holdings”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) by which, (i) First Merger Sub will merge with and into MultiPlan Parent with MultiPlan Parent being the surviving corporation in the merger (the “First Merger”) and (ii) Second Merger Sub will merge with and into the surviving corporation with Second Merger Sub being the surviving entity in the merger (the “Second Merger” and, together with the First Merger, being collectively referred to as the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

The Transactions are expected to be consummated after receipt of the required approval by the stockholders of Churchill and the satisfaction of certain other conditions.

Item 7.01	Regulation FD Disclosure.

On August 17, 2020, MultiPlan Parent released (i) unaudited condensed consolidated financial statements as of December 31, 2019 and June 30, 2020 and for the six month periods ended June 30, 2019 and June 30, 2020, and (ii) the related management’s discussion and analysis of financial condition and results of operations for the six months ended June 30, 2019 and June 30, 2020. The information released is attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

Additionally, on August 17, 2020, Churchill released certain unaudited pro forma condensed combined financial information with respect to the Transactions for the six months ended June 30, 2020 and the twelve months ended December 31, 2019. The information released is attached hereto as Exhibit 99.3 and incorporated by reference herein

Also on August 17, 2020, Churchill issued a press release (the “Press Release”). The Press Release is attached hereto as Exhibit 99.4 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Churchill under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.1	MultiPlan Parent’s unaudited condensed consolidated financial statements of Polaris Parent Corp. as of December 31, 2019 and June 30, 2020 and for the six month periods ended June 30, 2019 and June 30, 2020.

99.2	MultiPlan Parent’s management’s discussion and analysis of financial condition and results of operations.

99.3	Unaudited pro forma condensed combined financial information with respect to the Transactions as of June 30, 2020 and for the six months ended June 30, 2020 and the twelve months ended December 31, 2019.

99.4	Press Release of Churchill Capital Corp III, dated August 17, 2020.

Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “will,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would,” or similar expressions may identify forward-looking statements, but the absence of these words does not mean the statement is not forward-looking. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Churchill Capital Corp III (“Churchill”), MultiPlan (which, for purposes of this communication, refers to Polaris Parent Corp. and its consolidated subsidiaries, unless the context otherwise requires) or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements.

Actual events or results may differ materially from those discussed in forward-looking statements as a result of various risks and uncertainties, including: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the Transactions due to the failure to obtain approval of the stockholders of Churchill or other conditions to closing in the Merger Agreement; the ability to meet applicable listing standards following the consummation of the Transactions; the risk that the proposed transaction disrupts current plans and operations of MultiPlan as a result of the announcement and consummation of the Transactions; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that Churchill, MultiPlan or the combined company may be adversely affected by other political, economic, business, and/or competitive factors; the impact of COVID-19 and its related effects on Churchill, MultiPlan or the combined company’s projected results of operations, financial performance or other financial metrics; the ability to achieve the goals of MultiPlan’s enhance / extend / expand strategy and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; pending or potential litigation associated with the proposed business combination; and other risks and uncertainties indicated from time to time in the preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on July 31, 2020, including those under “Risk Factors” therein, and other documents filed or to be filed with SEC by Churchill. Forward-looking statements speak only as of the date made and, except as required by law, Churchill and MultiPlan undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this communication speak as of the date of this communication. Although Churchill may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws. For additional information regarding these and other risks faced by us, refer to our public filings with the SEC, available on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law.  In particular, this communication is not an offer of securities for sale into the United States.  No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where to Find It

In connection with the proposed transactions, Churchill filed a preliminary proxy statement with the SEC on July 31, 2020. Churchill intends to file other relevant material, including a definitive proxy statement with the SEC. Stockholders are urged to read the preliminary proxy statement, as well as the definitive proxy statement when it becomes available, and any other documents filed with the SEC in connection with the proposed business combination or incorporated by reference in the preliminary proxy statement or the definitive proxy statement because they will contain important information about the proposed business combination.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by Churchill when and if available, can be obtained free of charge by directing a written request to Churchill Capital Corp III, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

The directors, executive officers and certain other members of management and employees of Churchill may be deemed “participants” in the solicitation of proxies from stockholders of Churchill in favor of the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Churchill in connection with the proposed business combination is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement and the other relevant documents to be filed with the SEC. You can find information about Churchill’s executive officers and directors in Churchill’s filings with the SEC, including Churchill’s final prospectus for its initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp III
Dated: August 17, 2020
	By:	/s/ Jay Taragin
Name: Jay Taragin
Title: Chief Financial Officer